UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO

SCHEDULE 14C
(RULE 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, For Use of the Commission only
☐	Definitive Information Statement		(as permitted by Rule 14c-5(d)(2))

XERTECH INC.
(Name of Registrant as Specified in Its Charter)

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☒	No Fee Required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
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(4)	Date filed:

XERTECH INC.
INFORMATION STATEMENT

To the Holders of Our Voting Stock:

The purpose of this Information Statement is to notify you that on September 24, 2010, the holders of shares of our common stock representing a majority of the voting power of Xertech Inc., a Nevada corporation (the “Company”), and the holders of shares of common stock representing a majority of the disinterested voting power of the Company, have adopted by written consent, in lieu of an annual or special meeting of the stockholders, the following actions (collectively, the “Corporate Actions”):

1.	The election of one (1) member to our board of directors, to serve for the term for which he is elected and qualified or until his earlier resignation, removal from office or death; and

2.
The unwinding, rescission and cancellation of that certain Share Exchange Agreement (the “Exchange Agreement”) by and among the Company, Sportwall International, Inc., a Delaware corporation (“Sportwall”) and certain stockholders of Sportwall, dated June 26, 2009 (the “Unwinding”).

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, the Corporate Actions shall be taken on or about  __________, 2010, twenty (20) days after the mailing of this information statement.  Only voting stockholders of record at the close of business on September 24, 2010, are being given notice of the Corporate Actions to be taken pursuant to the written consent (the “Record Date”) and such notice is being given solely for the purpose of informing them of the Corporate Actions before they take effect.  The details of the Corporate Actions to be taken pursuant to the written consent are set forth in the accompanying information statement.

The cost of furnishing this information statement will be borne by us.  We will mail this information statement to the registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

The complete mailing address of the Company’s principal executive office is Xertech Inc., 5776-D Lindero Canyon Road #372, Westlake Village, CA 91362, and the Company’s phone number is (800) 695-5056 .

THIS IS NOT A NOTICE OF A SPECIAL OR ANNUAL MEETING OF THE STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

By Order of the Board of Directors,

/s/ Catherine Lamberti
Catherine Lamberti
Chief Executive Officer
Xertech Inc.
5776-D Lindero Canyon Road #372
Westlake Village, CA 91362
(800) 695-5056

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock of Xertech Inc., a Nevada corporation (the “Company”).  As required by the Securities Exchange Act of 1934 (the “Exchange Act”), this Information Statement is being furnished to provide you with notice that a majority of our stockholders and a majority of the disinterested stockholders have, by written consent dated September 24, 2010, approved of the Corporate Actions,.  This Information Statement will be mailed on or about October __, 2010, to those persons who were stockholders of the Company as of the close of business on September 24, 2010 (the “Record Date”).  The Corporate Actions are expected to become effective on or about __________ , 2010 (the “Effective Date”).

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE CORPORATE ACTIONS APPROVED BY THE MAJORITY OF OUR STOCKHOLDERS.

Under Section 78.320 of the Nevada Revised Statutes and our Bylaws, any action that can be taken at an annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted to consent to such action in writing.  The election of directors requires the affirmative vote or written consent of a majority of the issued and outstanding shares of our common stock (“Common Stock”) and the Unwinding does not require a vote of the stockholders.  Although stockholder approval is not required for the approval of the Unwinding, our board of directors considers it desirable for the stockholders to pass upon the Unwinding

Our board of directors approved the Unwinding effective September 14, 2010, and fixed September 24, 2010, as the Record Date for determining the stockholders entitled to give written consent to the Corporate Actions. As of the Record Date, the stockholders who voted for the Corporate Actions held an aggregate of 13,695,585 shares, or approximately 64.77%, of our outstanding Common Stock.  There were 21,144,052 shares of Common Stock issued and outstanding as of the Record Date.

Based on action taken by our board of directors and the foregoing vote of our stockholders, we have obtained all necessary corporate approvals in connection with the Corporate Actions.  We are not seeking written consent from any other stockholders, and our other stockholders will not be given an opportunity to vote with respect to the Corporate Actions described in this Information Statement.  This Information Statement is furnished solely for the purposes of advising our stockholders of the actions taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.  In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders.  Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted herein.  Security holders may also address future requests regarding delivery of Information Statements by contacting us at the address noted herein.  Our address and phone number for purposes of such notices is: Xertech Inc., 5776-D Lindero Canyon Road #372, Westlake Village, CA 91362, and the Company’s phone number is (800) 695-5056.

.

CORPORATE ACTION #1: SPECIAL ELECTION OF DIRECTORS

Our Bylaws provide that holders of at least a majority of our issued and outstanding Common Stock may elect directors to hold office for the term for which he is elected and qualified or until his earlier resignation, removal from office or death.  By written consent dated September 24, 2010, the holders of a majority of the shares of our Common Stock, representing a majority of the voting power of the Company, approved the election of the individual below to serve as a member of our board of directors.  Such individual’s election will become effective 20 days after the mailing of this Information Statement to our stockholders as of the Record Date.  In the event the election of the directors identified below becomes effective 20 days after mailing of this Information Statement, then immediately after the Effective Date our board of directors will consist of two members.  Notwithstanding the foregoing, we anticipate that Ms. Lamberti shall resign from her position as our Chief Executive Officer and a member of our board of directors, and a new slate of officers shall be appointed by the new board of directors to lead the Company such that after the Effective Date, our board of directors will be comprised of one director

Name	Age	Position
Alex Lucas	70	Director

Alex Lucas, age 70, started his career in Los Angeles in 1972, producing a motion picture starring Richard Burton and Elizabeth Taylor.  Mr. Lucas developed Television movies and mini-series for C.B.S. television and produced the Mike Hammer movie of the week which went on to be a series on C.B.S.  During the early 1980s, Mr. Lucas worked for Glen Larson Productions at 20th Century Fox.  In 1984, Mr. Lucas went to Wall Street and joined underwriter, Muller and Co.  In 1990, Mr. Lucas moved to Africa, where he assisted in the opening of Crane Bank in Uganda.  From 2003 through 2004 Mr. Lucas was Managing Director of Habib Investments in Uganda, and in 2005 Mr. Lucas managed Dolphin Suites Hotel/Restaurant in Kampala, Uganda.  From 2006 to the present Mr. Lucas has been living and working in New York where he currently works for European Investment Group which seeks small private companies to be acquired by public companies.  In addition Mr. Lucas has handled several mergers and has been involved in public relations for a number of other clients.

Involvement in Certain Legal Proceedings

No executive officer or director has been involved in the last ten years in any of the following:

•
Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•
Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or

•
Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CORPORATE GOVERNANCE

Catherine Lamberti serves as the sole director on our board of directors.  Janet Caminite resigned from our board of directors effective May 17, 2010, and Ursula Lamberti and Diego Jacobson resigned from our board of directors effective June 23, 2010.  Shortly after the Effective Date, we anticipate that Ms. Lamberti shall resign from her position as our Chief Executive Officer and a member of our board of directors, and a new slate of officers shall be appointed by the new board of directors to lead the Company.  After the Effective Date, we anticipate that our board of directors will be comprised of one director.  Each director will be elected annually at our annual meeting of stockholders.  All board action requires the approval of a majority of the directors in attendance at a meeting at which a quorum is present.  We may increase the size of our board of directors as we deem necessary to accommodate the growth of our business.

Board Meetings

Our board of directors held approximately nine meetings during the Company's last full fiscal year ended June 30, 2010, and each director participated in at least 90% of those meetings.  Although we do not have a formal policy regarding attendance by members of the board of directors at the Company’s annual meeting of stockholders, we encourage each director to attend.  Because we did not hold an annual meeting of the stockholders during the fiscal year ended June 30, 2010, no director attended the prior year's annual meeting of the stockholders.

Independent Directors

As of the date hereof, we have not adopted a standard of independence nor do we have a policy with respect to independence requirements for our board members or that a majority of our board be comprised of “independent directors.”  As of the date hereof, none of our directors would qualify as “independent” under standards of independence set forth by a national securities exchange or an inter-dealer quotation system

Board Leadership Structure and Risk Oversight

Currently, the sole member of our board of directors is Catherine Lamberti, our principal executive officer.  Shortly after the effectiveness of the Corporate Actions, we anticipate that Ms. Lamberti shall resign from her position as our Chief Executive Officer and a member of our board of directors, and a new slate of officers shall be appointed by the board of directors to lead the Company.  We have not yet designated a lead independent director, nor have we specified the role that the lead independent director will play in the leadership of the board of directors.  We anticipate that the board of directors will establish a leadership structure that is appropriate given the specific characteristics and circumstances of the Company.  The board of directors has not yet established its role in the risk oversight of the Company, such as how the board of directors will administer its oversight function, nor has it determined the effect that this rick oversight function will have on the board of directors’ leadership structure.  However, after the actions contemplated by this Information Statement are effective, then the board of directors intends to establish its role in the risk oversight of the Company.

Board Committees

            Due to our limited resources, we do not currently have standing audit, nominating or compensation committees of the board of directors, or any committee performing similar functions.  Our board of directors performs the functions of audit, nominating and compensation committees.  We have not yet established any policies, processes and procedures for the consideration of executive and director compensation or any director candidates recommended by security holders.  We anticipate that we will establish and adopt such processes, procedures and policies in the future after we secure sufficient resources and form our Compensation Committee and Nominating Committee.

As of the date of this prospectus, no member of our board of directors qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act.  Since our board of directors currently consists of one member, we do not believe that establishing separate audit, nominating or compensation committees are necessary for effective governance.

 Family Relationships

There are no family relationships among our directors or executive officers.

Arrangements

There are no arrangements or understandings between an executive officer, director or nominee and any other person pursuant to which he was or is to be selected as an executive officer or director.

Stockholder Communications

Stockholders who wish to communicate with any or all members of the board of directors may write to them in care of the Corporate Secretary, Xertech Inc., 5776-D Lindero Canyon Road #372, Westlake Village, CA 91362.  All such communications which raise issues of significant interest to all stockholders generally, as determined by the Company in consultation with counsel when appropriate, will be referred to the appropriate director or directors as specified in the communication.

Director Compensation

Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors or a committee of the board of directors.  Directors are not otherwise currently entitled to receive any remuneration for service as a member of the board of directors or a committee of the board of directors.  The board of directors may award special remuneration to any director undertaking any special services on behalf of us other than services ordinarily required of a director.  Other than compensation as an employee, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments, and there are no arrangements for compensation to be paid to directors in the future.

Delinquent Reports

We are required to file periodic reports with the SEC pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.  As of the date of this Information Statement, we have not timely filed the following reports:

•	Form 10-K for each of the fiscal years ended June 30, 2009, and June 30, 2010; and

•	Form 10-Q for each of the three, six and nine month periods ended September 30, 2009, December 31, 2009, and March 31, 2010, respectively.

We are in the process of preparing the financial information necessary to complete these reports.  We anticipate filing these reports as soon as reasonably possible after the conclusion of such preparation.

THE REQUISITE MAJORITY OF STOCKHOLDERS HAS VOTED IN FAVOR OF THE ELECTION OF THESE DIRECTORS.  NO PROXY IS REQUIRED OR REQUESTED.  VERY SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY.  THIS NOTICE IS FOR INFORMATION PURPOSES ONLY

CORPORATE ACTION #2:  UNWINDING SHARE EXCHANGE AGREEMENT

Description of Share Exchange Agreement and the Mutual Rescission and Release Agreement

As disclosed in our Report on Form 8-k filed with the SEC on July 2, 2009, we consummated a Share Exchange Agreement (the “Share Exchange Agreement”), with Sportwall International, Inc., a Delaware corporation (“Sportwall”) and certain stockholders of Sportwall on June 26, 2009.  Pursuant to the Share Exchange Agreement, we acquired 54% of the issued and outstanding capital of Sportwall in exchange for 11,815,670 shares of our Common Stock (the “Share Exchange”), and all of our then current officers and directors, Harold Hartley and William Willard, resigned from their respective positions with the Company.  Prior to their resignations, Messrs. Hartley and Willard, appointed the following individuals to serve as the new executive officers and directors of the Company:

Catherine Lamberti – Chairman and Chief Executive Officer
Ursula Lamberti – Secretary and Director
David Foucar – Chief Financial Officer
Janet Caminite – Director
Diego Jacobson - Director

After the consummation of the Share Exchange, the Company and Sportwall determined, among other things, that certain convertible debt of Sportwall would likely have an adverse effect on the reported earnings of the combined companies, and accordingly, our ability to secure the additional financing necessary to implement our business plan.  As a result, the parties determined that it would be in the best interests of the Company and its stockholders to unwind and cancel the Share Exchange in accordance with the terms and conditions of a Mutual Rescission and Release Agreement to be entered into by the parties in substantially the form attached hereto as Exhibit A, which is more fully described below.  We intend to enter into the Mutual Rescission and Release Agreement on or after the Effective Date.

Pursuant to the Mutual Rescission and Release Agreement, the Company and Sportwall will agree to unwind and cancel the Share Exchange Agreement and the Share Exchange and release each other from all liabilities, whether past, present or future, known or unknown, at law or in equity, of whatever kind or nature whatsoever, which the Company or Sportwall now have, own or hold, or have at any time heretofore had, owned or held, or may at any time hereafter have, own or hold against the other by reason of any fact, matter, cause or thing whatsoever arising from or in connection with the Share Exchange Agreement, the Share Exchange, the operations of the Company or Sportwall on or prior to the effective date of the Mutual Rescission and Release Agreement (the “Rescission Effective Date”), and all matters related thereto.

In addition:

•	All 11,815,670 shares of Common Stock of the Company issued pursuant to the Share Exchange Agreement will be cancelled automatically without further action by the parties;

•	All 11,815,670 shares of common stock of Sportwall issued pursuant to the Share Exchange Agreement will be cancelled automatically without further action by the parties;

•
Except as otherwise specifically assumed by Sportwall, we agree to assume the following liabilities and obligations of the Company (whether known or unknown, absolute or contingent, liquidated or unliquidated, due or to become due, accrued or unaccrued, and whether claims with respect thereto are asserted before or after June 26, 2009) (“collectively, “Liabilities”): (i) Liabilities arising, or deemed to have been assumed by us by virtue of common law, statute or regulation, on or prior to June 26, 2009; (ii) Liabilities arising from or otherwise related to the operations of the Company conducted on or prior to June 26, 2009; (iii) Liabilities arising, or deemed to have been assumed by us by virtue of common law, statute or regulation, on or after the Rescission Effective Date; and (iv) Liabilities arising from or otherwise related to the operations of the Company conducted on or after the Rescission Effective Date.

•
Sportwall agrees to assume any and all liabilities and obligations (whether such liabilities and obligations are known or unknown, absolute or contingent, liquidated or unliquidated, due or to become due, accrued or unaccrued, and whether claims with respect thereto are asserted before or after the Rescission Effective Date): (i) of Sportwall; (ii) of the Company arising, or deemed to been assumed by the Company by virtue of common law, statute or regulation, during the period commencing immediately after June 26, 2009 and expiring immediately prior to the Rescission Effective Date; and (iii) of the Company arising from or otherwise related to operations of the Company occurring during the period commencing immediately after June 26, 2009, and expiring immediately prior to the Rescission Effective Date.  Sportwall also agreed to assume two promissory notes in the principal amounts of $40,000 and $165,000, made on February 23, 2010, and October 30, 2009, respectively.

•
Sportwall agrees to issue to each Sportwall stockholders one share of Sportwall common stock for each share of our Common Stock held by such Sportwall Stockholder which will be cancelled pursuant to the Mutual Rescission and Release Agreement.

The parties will be subject to other normal and customary terms and conditions including indemnification and confidentiality obligations.

The foregoing is not a complete summary of the terms of the form of the Mutual Rescission and Release Agreement described herein and reference is made to the complete text of the form of the Mutual Rescission and Release Agreement attached hereto as Exhibit A.

Vote Required

On September 14, 2010, our board of directors approved the Unwinding.  Although stockholder approval is not required for the approval of the Unwinding, the board of directors considers it desirable for the stockholders to pass upon the Unwinding.

As of the Record Date, there were 21,144,052 shares of our Common Stock issued and outstanding.  A majority of our stockholders representing 13,695,585shares, or approximately 64.77%, of our issued and outstanding Common Stock entitled to vote on the Corporate Actions approved the Corporate Actions.  In addition, a majority of the disinterested stockholders representing 7,756,313 shares, or approximately 51% of the disinterested stockholders, approved the Corporate Actions.  As of the Record Date, disinterested stockholders held 15,204,780 shares of our issued and outstanding Common Stock entitled to vote on the Corporate Actions.

THE REQUISITE MAJORITY OF STOCKHOLDERS AND DISINTERESTED STOCKHOLDERS HAVE VOTED IN FAVOR OF THE UNWINDING.  NO PROXY IS REQUIRED OR REQUESTED.  VERY SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY.  THIS NOTICE IS FOR INFORMATION PURPOSES ONLY

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of October 1, 2010, by (i) each of the named executive officers listed in the Summary Compensation Table; (ii) each of our directors; (iii) all of our directors and executive officers as a group; and (iv) each person who, to our knowledge, is the beneficial owner of more than 5% of our Common Stock.  On such date, we had 21,144,052 shares of Common Stock outstanding.

As used in the table below and elsewhere in this form, the term “beneficial ownership” with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the 60 days following October 1, 2010.  Shares of our Common Stock subject to options that are currently exercisable or exercisable within 60 days of October 1, 2010 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.

The address of each stockholder below is c/o Xertech Inc., 5776-D Lindero Canyon Road #372, Westlake Village, CA 91362.

Name and Address	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Catherine Lamberti(1)	5,939,272	28.09%
David Foucar(2)	0	0%
Harold Hartley(3)	0	0%
Alex Lucas	0	0%
All executive officers and directors as a group (2)	5,939,272	28.09%
Beneficial owners of more than 5%
Diego Jacobson	1,658,591	7.86%
Total	7,597,863	35.93%

(1)  Catherine Lamberti was appointed as our Chairman of our board of directors and Chief Executive Officer on June 26, 2009.
(2)  David Foucar was appointed as Chief Financial Officer on June 26, 2009.  He resigned from his position November 18, 2010.
(3)  Harold Hartley resigned from his positions as President and a member of our board of directors on June 26, 2009.
*Less than one percent.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In addition to the executive and director compensation arrangements discussed below under “Executive Compensation,” the following is a description of transactions since July 1, 2008, to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.  Although we have not conducted such analysis, the terms of the transactions described below may not be as favorable to us as the terms obtainable from unrelated third parties.

During the fiscal year ended June 30, 2009, Catherine Lamberti, our Chief Executive Officer and director, loaned the Company an aggregate of $45,553.00.  Together with previous outstanding loans in the amount of $236,752, the aggregate principal amount outstanding at year end was $282,335.  The loan is payable on demand.   Interest expense for the fiscal year ended June 30, 2009, was $9005.

During the fiscal year ended June 30, 2009, David Foucar, our former Chief Financial Officer, loaned the Company an aggregate of $77,387.00.  The loan is payable on demand.  As of the fiscal year ended June 30, 2009, the Company repaid $26,069. Interest expense for the same period was $11,207.

As of June 30, 2010, we owed Catherine Lamberti, our Chief Executive Officer and director, the aggregate amount of $156,247.  The loan is payable on demand.  As of the fiscal year ended June 30, 2009, the Company repaid $126,088.00.  Interest expense for the same period was $9005.

            During the fiscal year ended June 30, 2010, David Foucar, our former Chief Financial Officer, had an outstanding balance of $40,300.00.  The loan is payable on demand.  As of the fiscal year ended June 30, 2009, the Company repaid $16018.00. Interest expense for the same period was $9727.60.

EXECUTIVE COMPENSATION

The table below sets forth all compensation awarded to, earned by, or paid to our Principal Executive Officer during the fiscal years ended June 30, 2010 and June 30, 2009.  No other executive officer received more than US$100,000 per annum during this period.

Summary Compensation Table

Name and Principal Position	Fiscal Year (2)	Salary ($)	Bonus	Option Awards	All Other Compensation	Total ($)
Catherine Lamberti,	2010	$0	$0	0	$1600	$0
Chief Executive Officer (1)	2009	$74,616	$0	0	$2,051	$76,667

Harold Hartley,	2010	--	--	--	--	--
President (3)	2009	--	--	--	--	--

(1)  Catherine Lamberti was appointed as Chairman of the Board and Chief Executive Officer on June 26, 2009.  Ms. Lamberti received approximately $1600 for the fiscal year ended June 30, 2010, which was paid as medical and dental insurance expense.  Ms. Lamberti received approximately $76,667 for the fiscal year ended June 30, 2009, from Sportwall International, Inc., a subsidiary of the Company.  Ms. Lamberti’s other compensation for fiscal year ended June 30, 2009 consisted of $2,051 paid as medical and dental insurance expense.
(2)   On August 14, 2009, we changed our fiscal year from December 31 to June 30.
(3)  Harold Hartley resigned from his positions as President and a member of our board of directors on June 26, 2009.

Employment Agreements

The Company is not a party to a written employment agreement with Catherine Lamberti.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Except as set forth below, and based on a review of the forms submitted to us during and with respect to our fiscal year ended June 30, 2010, none of our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities filed to timely file or failed to file with the Securities and Exchange Commission the reports required to be filed under Section 16 of the Exchange Act:

•	One Form 3 for each of Catherine Lamberti, David Foucar, Ursula Lamberti, Diego Jacobson and Janet Caminite.

DISSENTER’S RIGHTS

The Nevada Revised Statutes do not provide for dissenter’s rights in connection with the Corporate Actions.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR OUR NEXT ANNUAL MEETING

Stockholders may submit proper proposals for inclusion in our next proxy statement and for consideration at our 2011 annual meeting of our stockholders by submitting their proposals in writing to the Secretary of the Company a reasonable time before the Company begins to print and send its proxy materials for the 2011 annual meeting.  We have not set the date for our 2011 annual meeting of stockholders and therefore have not established a deadline for the submission of shareholder proposals to be considered at such meeting.  The deadline will be communicated to our stockholders in the earliest possible Quarterly Report on Form 10-Q.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, since July 1, 2009, no director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Corporate Actions which is not shared by all other stockholders.  To our knowledge, no director has advised that she intends to oppose any action described herein.

FORWARD-LOOKING STATEMENTS

 The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995:  Statements contained in this document that are not based on historical facts are “forward-looking statements”. Terms such as “anticipates”, “believes”, “estimates”, “expects”, “plans”, “predicts”, “may”, “should”, “will”, the negative thereof and similar expressions are intended to identify  forward-looking statements.  Such statements are by nature subject to  uncertainties and risks, including but not limited to:  the successful combination of revenue growth with operating expense reduction to result in improved profitability and cash flow; government regulation and tax policy; economic conditions; competition and pricing; dependence on our labor force; reliance on technology; the ability, means, and willingness of financial markets to finance our operations; and other operational, financial or legal risks or uncertainties detailed in our SEC filings from time to time. Should one or more of these uncertainties or risks materialize, actual results may differ materially from those described in the forward-looking statements. We disclaim any intention or obligation to revise any forward-looking statements whether as a result of new expectations, conditions or circumstances, or otherwise.

 WHERE YOU CAN FIND MORE INFORMATION

For more detail information about us, including statements, and other information about the business and operations of our Company, you may refer to our periodic filings made with the SEC from time to time.  Copies of these documents are available on the SEC’s EDGAR database at www.sec.gov and a copies of which may be obtained by writing our Secretary at the address specified above.

Dated: October 1, 2010	By order of the Board of Directors /s/ Catherine Lamberti By: Catherine Lamberti Its: Chief Executive Officer and Director

EXHIBIT A

MUTUAL RESCISSION AND RELEASE AGREEMENT

This MUTUAL RESCISSION AND RELEASE AGREEMENT (the “Rescission Agreement”), is made and entered into as of _________, 2010 (the “Effective Date”), by and among Xertech Inc., a Nevada corporation (“Xertech”); the shareholders of Xertech listed on Schedule A attached hereto and made a part hereof (the “Xertech Shareholders”) which are signatories only with respect to the Release set forth in Section 3, Sportwall International, Inc., a Delaware corporation (“Sportwall”) and the shareholders of Sportwall listed on Schedule B attached hereto and made a part hereof (“Sportwall Shareholders”) (collectively, Sportwall and the Sportwall Shareholders shall be known as the “Sportwall Group”).  Xertech, the Xertech Shareholders, Sportwall and the Sportwall Shareholders are hereinafter collectively referred to as the “Parties”.

Recitals

A.   Pursuant to that certain Share Exchange Agreement (the “Exchange Agreement”) by and among Xertech (formerly known as Arrin Background, Inc.), on the one hand, and Sportwall and certain shareholders of Sportwall, on the other hand, dated June 26, 2009 (the “Closing Date”), Xertech acquired 11,815,670 shares of Sportwall’s common stock in exchange for 11,815,670 shares of Xertech’s common stock (the “Share Exchange”).

B.   Notwithstanding anything to the contrary contained in the Exchange Agreement, this Rescission Agreement shall constitute an amendment to the Exchange Agreement.  Any capitalized term used herein and not defined herein shall have the same meaning ascribed to such term in the Exchange Agreement.

C.           After consummation of the Share Exchange, the Parties determined, among other things, that: (i) the accounting treatment of certain convertible debt of Sportwall would likely have an adverse effect on the reported earnings of the combined companies and, accordingly, the market price of Xertech’s securities; (ii) the increase in the number of outstanding Xertech securities hampered Xertech’s ability to achieve a per share market price acceptable to its shareholders and prospective investors; and (iii) accordingly, Xertech’s ability to secure financing, whether debt or equity, was materially hindered.

D.           The Board of Directors of Xertech and Sportwall have each mutually agreed and determined that is fair to and in the best interests of their respective corporations and shareholders to rescind the Exchange Agreement and unwind the Share Exchange as if it never occurred, upon the terms and subject to the conditions set forth in this Rescission Agreement.

E.   A majority of the shareholders and disinterested shareholders of each of Xertech and Sportwall have approved by written consent this Rescission Agreement and the transactions contemplated and described hereby and thereby, including without limitation, the rescission of the Exchange Agreement and unwinding of the Share Exchange as if they never occurred, upon the terms and subject to the conditions set forth in this Rescission Agreement.

F.   Effective ab initio, and subject to the terms set forth herein, each of the parties hereto agree to rescind the Exchange Agreement and unwind the Share Exchange, upon the terms and subject to the conditions set forth in this Rescission Agreement.

Agreement

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to avoid the cost of litigation among the parties, the parties hereby agree as follows:

1.   Rescission.  On the Effective Date, the Exchange Agreement, in its entirety, is hereby unequivocally rescinded, abrogated, cancelled, void in its inception and of no force or effect whatsoever, and the obligations of all parties under the Exchange Agreement shall be terminated and the Share Exchange thereby unwound and voided as if the Exchange Agreement was never entered into and the Share Exchange never occurred.

2.   Cancellation of Securities and Allocation of Liabilities.  On the Effective Date, the Parties agree that the following shall occur:

a. All 11,815,670 shares of common stock of Xertech issued pursuant to the Exchange Agreement (the “Xertech Securities”) shall be cancelled automatically without further action by the Parties;

b. All 11,815,670 shares of common stock of Sportwall issued pursuant to the Exchange Agreement (the “Sportwall Securities”) shall be cancelled automatically without further action by the Parties;

c. Except as otherwise set forth in Section 2(d) below, Xertech shall bear the following liabilities and obligations of Xertech (whether known or unknown, absolute or contingent, liquidated or unliquidated, due or to become due, accrued or unaccrued, and whether claims with respect thereto are asserted before or after the Closing Date) (collectively, “Liabilities”): (i) Liabilities arising, or deemed to have been assumed by Xertech by virtue of common law, statute or regulation, on or prior to the Closing Date; (ii) Liabilities arising from or otherwise related to the operations of Xertech conducted on or prior to the Closing Date; (iii) Liabilities arising, or deemed to have been assumed by Xertech by virtue of common law, statute or regulation, on or after the Effective Date; and (iv) Liabilities arising from or otherwise related to the operations of Xertech conducted on or after the Effective Date (collectively, the “Xertech Liabilities”).

d. Sportwall shall assume and be responsible for any and all liabilities and obligations (whether such liabilities and obligations are known or unknown, absolute or contingent, liquidated or unliquidated, due or to become due, accrued or unaccrued, and whether claims with respect thereto are asserted before or after the Effective Date): (i) of Sportwall; (ii) of Xertech arising, or deemed to been assumed by Xertech by virtue of common law, statute or regulation, during the period commencing immediately after the Closing Date and expiring immediately prior to the Effective Date; and (iii) of Xertech arising from or otherwise related to the operations of Xertech occurring during the period commencing immediately after the Closing Date and expiring immediately prior to the Effective Date (collectively, the “Sportwall Liabilities”).  Without limiting the foregoing, Sportwall Liabilities shall include that certain promissory note dated February 23, 2010, in the principal amount of $40,000, made by Abraham Goldberger for the benefit of Xertech and that certain promissory  note dated October 30, 2009, in the principal amount of $165,000, made by Abraham Goldberger for the benefit of Xertech (collectively, the “Goldberger Notes”).

e. Sportwall agrees to issue to the Sportwall Shareholders one share of Sportwall common stock for each share of Xertech common stock that was previously held by such Sportwall Shareholder and which was subsequently cancelled pursuant to Section 2(a) above.

Except as set forth above, neither Party shall assume or bear any liabilities or obligations of the other Party.  The Parties further acknowledge and agree that Xertech shall be responsible for: (i) filing all reports and making all disclosures required by the United States Securities and Exchange Commission (the “SEC”) arising from the transactions contemplated in this Rescission Agreement; and (ii) all costs associated with the restoration of the listing of Xertech’s securities on the OTC Bulletin Board.  Sportwall shall reasonably cooperate with Xertech, including making available to Xertech such corporate documents and records of Xertech and Sportwall in Sportwall’s possession and executing any documents necessary, to enable Xertech to prepare and file all reports and information required by the Securities and Exchange Commission which relate to or arise from Sportwall or the Released Matters.

3.   Release.

a. Subject to the obligations and agreements set forth herein, Xertech, the Xertech Shareholders, their subsidiaries, successors, assigns, divisions, affiliates and past and present officers, directors, employees and agents, hereby release, remise and discharge the Sportwall Group, all corporations or other entities owned or controlled by the Sportwall Group or in which Sportwall Group have an interest, and the Sportwall Group’s past and present officers, directors, employees, agents, attorneys, accountants, representatives, successors and assigns (collectively the “Sportwall Group Releasees”) from any and all claims, debts, losses, covenants, agreements, contracts, liabilities, obligations, accounts, expenses, actions, causes of action and suits, whether past, present or future, known or unknown, at law or in equity, of whatever kind or nature whatsoever, which Xertech, the Xertech Shareholders and the other parties noted above now have, own or hold, or have at any time heretofore had, owned or held, or may at any time hereafter have, own or hold against the Sportwall Group Releasees by reason of any fact, matter, cause or thing whatsoever arising from or in connection with the Exchange Agreement, the Share Exchange, the operations of Xertech or Sportwall on or prior to the Effective Date and all matters related thereto.

b. Subject to the obligations and agreements set forth herein, the Sportwall Group, its subsidiaries, successors, assigns, divisions, affiliates and past and present officers, directors, employees and agents, hereby release, remise and discharge Xertech and the Xertech Shareholders, all corporations or other entities owned or controlled by Xertech or in which Xertech has an interest, and Xertech’s and Xertech Shareholders’ past and present officers, directors, employees, agents, attorneys, accountants, representatives, successors and assigns (collectively the “Xertech Releasees”) from any and all claims, debts, losses, covenants, agreements, contracts, liabilities, obligations, accounts, expenses, actions, causes of action and suits, whether past, present or future, known or unknown, at law or in equity, of whatever kind or nature whatsoever, which the Sportwall Group and the other parties noted above now have, own or hold, or have at any time heretofore had, owned or held, or may at any time hereafter have, own or hold against the Xertech Releasees by reason of any fact, matter, cause or thing whatsoever arising from or in connection with the Exchange Agreement, the Share Exchange, the operations of Xertech or Sportwall on or prior to the Effective Date and matters related thereto.

c. All of the matters released by the Parties pursuant to Sections 3(a) and 3(b) above are hereinafter referred to as the “Released Matters”.  The Parties, and each of them, acknowledge that they may hereafter discover facts different from, or in addition to, those which they now believe to be true with respect to any and all of the Released Matters, including without limitation, unknown or unanticipated claims which, if known or anticipated, on the date of execution of this Rescission Agreement, might have materially affected such Party's decision to execute this Rescission Agreement.  Each of the Parties acknowledges and agrees that by reason of the mutual general release set forth above, they are assuming the risk of such unknown claims and agree that this Rescission Agreement shall apply thereto. Nevertheless, the Parties hereto, and each of them, hereby agree that each of the releases set forth above shall be and remain effective in all respects, notwithstanding the discovery of such different or additional facts.

d. The Parties have read and fully understand the statutory language of section 1542 of the California Civil Code and on that basis expressly and specifically waive all rights under said statute, any analogous state law or federal law or regulation, as well as under any other statute or common law principles of similar effect.  Section 1542 of the California Civil Code reads as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

e. The Parties expressly agree and understand that the execution of this Rescission Agreement by the Parties operates as a complete bar and defense against any and all claims that may be made by the Parties with regard to the Released Matters, and that, should any proceeding be instituted with respect to matters released herein, this Rescission Agreement may be pleaded as a defense, counterclaim or cross-claim in any such action or proceeding and shall be deemed in full and complete accord, satisfaction and settlement of any such released matter and sufficient basis for its dismissal.

4.   Representations.  Each Party represents and warrants that: (i) it has the power and authority to enter into this Rescission Agreement and to grant the rights granted herein and otherwise perform its obligations hereunder; (ii) it is not a party to any agreement or understanding and knows of no law or regulation that would prohibit it from entering into and performing its obligations under this Rescission Agreement or that would conflict with this Rescission Agreement; (iii) this Rescission Agreement and the performance of its obligations hereunder shall not cause it to be in material breach of any agreement or understanding between it and a third party; (iv) this Rescission Agreement constitutes a legal, valid, and binding obligation of it, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting creditors’ rights generally or by general principles of equity; (v) as of the Effective Date, he, she or it is not aware of any disputes or causes of action he, she or it has other than the disputes and causes of action that are released by this Rescission Agreement and that he, she or it has not brought any claims of the type released against any of the released parties set forth above; and (vi) he, she or it is the sole and lawful owner of all right, title and interest in and to all of the respective Released Matters and that he, she or it has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person whomsoever any such Released Matters, or any part or portion thereof.

5.   Indemnification.

a. Xertech hereby agrees to indemnify and hold the Sportwall and its affiliates and their respective officers, directors, managers, members, stockholders, employees, agents, representatives and successors and assigns harmless from and against any and all loss, cost, liability, damage and expense (including reasonable legal fees, expert costs and other expenses incident thereto) (each a “Loss” and, collectively, “Losses”) arising out of, related to or resulting from: (i) any inaccuracy, misrepresentation or breach or non-fulfillment of any representation, warranty, covenant or agreement of Xertech or the Xertech Shareholders under this Rescission Agreement or any document delivered pursuant to the terms hereof; (ii) the Xertech Liabilities; and (iii) all claims, actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including, without limitation, any legal fees and expenses, incident to any of the foregoing.

b. Sportwall hereby agrees to indemnify and hold Xertech and its affiliates and their respective officers, directors, managers, members, stockholders, employees, agents, representatives and successors and assigns harmless from and against any and all Losses arising out of, related to or resulting from: (i) any inaccuracy, misrepresentation or breach or non-fulfillment of any representation, warranty, covenant or agreement of Sportwall or the Sportwall Shareholders under this Rescission Agreement or any document delivered pursuant to the terms hereof; (ii) the Sportwall Liabilities; and (iii) all claims, actions, suits, proceedings, demands, assessments, judgments, costs and expenses, including, without limitation, any legal fees and expenses, incident to any of the foregoing.

c. The right of any indemnified party to recovery pursuant to this Section 5 shall not be affected by any investigation conducted or knowledge acquired (or capable of being acquired) at any time, whether before or after the Effective Date, with respect to the accuracy of any representation or warranty, or performance of or compliance with any covenant or agreement.

6. Confidentiality.  For a period of one (1) year after the Effective Date (the “Restrictive Period”), each of Sportwall and Xertech agrees that it shall not use or disclose any Confidential Information of the other party to other persons without such other party’s express written authorization, and such Confidential Information shall not be used in any way detrimental to such other party.  The disclosing party will take at least those measures that it takes to protect its own highly confidential information and shall ensure that its employees, agents or representatives who have access to Confidential Information of the other party comply with these nondisclosure obligations.  The term “Confidential Information” shall mean any information or knowledge of a party (whether written or oral), including without limitation, any formula, trade secrets, client lists, vendor lists, design, system, program, device, software, plan, process, know how, research, discovery, strategy, method, idea, employee compensation, document, materials, records, copies, adaptations, or compilation of information.  Confidential Information does not include any information that the receiving party can establish (a) is or becomes generally available to and known by the public (other than as a result of an unpermitted disclosure directly or indirectly by the receiving party or its affiliates, advisors, agents or representatives); (b) is or becomes available to the receiving party on a nonconfidential basis from a source other than the furnishing party or its affiliates, advisors, agents or representatives, provided that such source is not and was not bound by a confidentiality agreement with or other obligation of secrecy to the furnishing party of which the receiving party has knowledge; or (c) has already been or is hereafter independently acquired or developed by the receiving party without violating any confidentiality agreement with or other obligation of secrecy to the furnishing party.  None of the parties shall be considered to have breached its obligations by disclosing Confidential Information of the other party as required pursuant to Section 6 hereof or to otherwise satisfy any legal requirement or request of a governing body; provided that immediately upon receiving any such request and to the extent it may lawfully do so, such requested party advises the other party promptly and prior to making such disclosure, so that the other party may interpose an objection to such disclosure, take action to assure confidential handling of the Confidential Information, or take such other action as it deems appropriate to protect the Confidential Information.

7.   Joint Press Release/Publicity.  Sportwall and Xertech will mutually agree on the issuance of a joint press release in regards to this Rescission Agreement.  Except as required by law, no Party shall issue any other press releases or make any public announcement or filing, except for the Form 8-K referenced below, regarding this Rescission Agreement and the transactions provided for herein without the prior written consent of the other.  The Parties agree that Xertech shall file a Form 8-K with the SEC within four (4) days of the Effective Date disclosing this Rescission Agreement.

8.   Miscellaneous.

a.   Survival; Termination. The representations, warranties and covenants of the respective Parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

b.   Equitable Remedies.  The Parties understand and acknowledge that they shall suffer severe harm in the event that representation and warranty set forth in Section 4(vi) and the restrictive covenants in Section 6 are violated, and accordingly, if any of the Parties or its agents or representatives breaches any obligation set forth in Sections 4(vi) and 6, in addition to any other remedies available under this Rescission Agreement, at law or in equity, the Company shall be entitled to enforce this Rescission Agreement by injunctive relief and by specific performance of the Rescission Agreement, such relief to be without the necessity of posting a bond, cash or otherwise.  Additionally, nothing in this Section 8(b) shall limit a Party’s right to recover any other damages to which it is entitled as a result of such breach.  The time period for which the restrictive covenants set forth in Section 6 is effective shall be extended day for day for the time period a Party is in violation of the confidentiality covenant.

c.   No Disparagement.  Each Party agrees that he, she or it shall not knowingly and intentionally make disparaging and damaging comments about the other Parties, including its officers, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries and predecessor and successor corporations, as applicable.

d.   Notices.  All notices and other communications under this Rescission Agreement shall be in writing and shall be deemed to have been duly given when (i) personally delivered, (ii) sent by registered or certified mail return receipt requested or facsimile (with machine generated confirmation of transmission), or (iii) sent by overnight delivery service that provides a written receipt evidencing delivery, in any case to the address or facsimile number of such party specified below its signature or to such other address, or to the attention of such other person or officer, as any party may by written notice designate.

If to Xertech or the Xertech Shareholders: Xertech Inc. 5776-D Lindero Canyon Road #372 Westlake Village, CA 91362 Fax: __________________ Attn: Secretary	If to Sportwall or the Sportwall Shareholders: Sportwall International, Inc. 5776-D Lindero Canyon Road #372 Westlake Village, CA 91362 Fax: _________________ Attn: Secretary
e.   Time of the Essence.  The parties agree and stipulate that time is of the essence with respect to compliance with each and every item set forth in this Rescission Agreement.

f.   Counterparts and Fax Signatures.  This Rescission Agreement may be executed by in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be deemed a single instrument. In the event that any signature is delivered by facsimile transmission or electronic portable document format, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic portable document format signature page were an original thereof.

g.   Headings; Context.  The headings of the sections and paragraphs contained in this Rescission Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Rescission Agreement.

h.   Benefit.  This Rescission Agreement shall be binding upon and shall inure only to the benefit of the Parties hereto, and their permitted assigns hereunder.  This Rescission Agreement shall not be assigned by any Party without the prior written consent of Sportwall and Xertech.

i.   Severability.  In the event that any particular provision or provisions of this Rescission Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective Parties hereto.

j.   No Strict Construction.   The language of this Rescission Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against any Party hereto, regardless of who drafted or was principally responsible for drafting the Rescission Agreement or terms or conditions hereof.

k.   Execution Knowing and Voluntary.  In executing this Rescission Agreement, the Parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Rescission Agreement; (b) has been represented in the preparation, negotiation, and execution of this Rescission Agreement by legal counsel of his, her or its own choice or that he, she or it has voluntarily declined to seek such counsel; (c) has been or has had the opportunity to be fully apprised by its attorneys (other than Chen-Drake Law Group, P.C. which is serving solely as a scrivener to memorialize the agreement of the Parties set forth in this Rescission Agreement) of the legal effect and meaning of this Rescission Agreement and all terms and conditions hereof; (d) his, her or its attorney (other than Chen-Drake Law Group, P.C.) and his, her or its accountant have had access to, and an opportunity to review, all documents and other materials requested of each Xertech and Sportwall; he, she or it and they have been given an opportunity to ask any and all questions of, and receive answers from Xertech and Sportwall concerning the terms and conditions of this Rescission Agreement and to obtain all information that it or they believe necessary or appropriate to verify the accuracy of this Rescission Agreement and any other documents and materials requested of Xertech and Sportwall, and, her, she or it and they have not relied upon any representations or other information (whether oral or written); and (d) is executing this Rescission Agreement voluntarily, free from any influence, coercion or duress of any kind.

l.   Attorneys’ Fees.  In the event that any Party institutes any action or suit to enforce this Rescission Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

m.   Governing Law, Forum and Consent to Jurisdiction.  This Rescission Agreement shall be construed, interpreted and governed in accordance with the laws of the State of New York.  Each of the parties hereto hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to or arising in connection with this Rescission Agreement to the exclusive general jurisdiction of the courts of the State of New York, New York County.

n.   Entire Agreement.  This Rescission Agreement represents the entire agreement between the Parties relating to the subject matter hereof and supersedes any prior oral or written agreements or undertakings between the parties to such matters.  This Rescission Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof.  There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein.  This Rescission Agreement may not be amended, canceled, revoked or otherwise modified except by written agreement executed by all of the Parties hereto.

[Remainder of Page Intentionally Blank]
[Signature Pages Follow]

 IN WITNESS WHEREOF, the parties hereto have caused this Rescission Agreement to be executed by their respective duly authorized officers or representatives and entered into as of the date first above written.

XERTECH INC.	SPORTWALL INTERNATIONAL, INC.

______________________________________________	By:	____________________________
Name: Alex Lucas ________________________________	Name:	Catherine Lamberti
Title: Chief Financial Officer ________________________	Title:	Chief Executive Officer

Signature Page to Mutual Rescission and Release Agreement

Xertech Shareholders:

AGREED AND ACKNOWLEDGED
Solely with respect to the provisions of Sections 3 and 8 hereto

Maremmano Corporation By: _______________________________ ________________ 1,000,000 shares	Financial Pacific SA By: _____________________________ _____________ 866,667 shares

Madison Consulting Services, Inc. By: _______________________________ _________________ 750,000 shares	Blue Management Inc. By: ______________________________ 900,000 shares

Signature Page to Mutual Rescission and Release Agreement

Sportwall Shareholders:

_______________________________ Catherine Lamberti	_____________________________ Diego Jacobson

_______________________________ Michael Hayes	DJ Manufacturing Inc. By: _____________________________ Diego Jacobson

_______________________________ Ursula Lamberti	Gaudreau Family Trust By: _____________________________ Paul Gaudreau

_______________________________ Jack Reed	_____________________________ Rachel Jayne

_______________________________ Frauke Witmer-Grant	_____________________________ Mady Widyasurya

_______________________________ Timothy Osbaldeston	_____________________________ Michael Tucker

_______________________________ Skip Pierce	_____________________________ Janet Caminite

_______________________________ Alejandro Bacciani

Signature Page to Mutual Rescission and Release Agreement

Schedule A

Xertech Shareholders

Blue Management Inc.
Financial Pacific SA
Maremmano Corporation
Madison Consulting Services, Inc.

Schedule A to Mutual Rescission and Release Agreement

Schedule B

Sportwall Shareholders

Alejandro Bacciani
Janet Caminite
DJ Manufacturing Inc.
Gaudreau Family Trust
Michael Hayes
Diego Jacobson
Rachel Jayne
Catherine Lamberti
Ursula Lamberti
Timothy Osbaldeston
Skip Pierce
Jack Reed
Michael Tucker
Mady Widyasurya
Frauke Witmer-Grant

Schedule B to Mutual Rescission and Release Agreement